                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated as of the 30th day of September, 1996, by and among Lenfest Australia, Inc., a Delaware corporation (the "Borrower"), The Toronto-Dominion Bank, Nations Bank of Texas, N.A. (collectively herein referred to as the "Lenders"), and Toronto Dominion (Texas), Inc., in its capacity as administrative agent for the Lenders (the "Administrative Agent"),

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Administrative Agent, and the Lenders are parties to that certain Credit Agreement dated as of February 29, 1996, as amended by that certain First Amendment to Credit Agreement dated as of August 29, 1996 (the "Credit Agreement"); and

         WHEREAS, the Borrower, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement as set forth herein;

         NOW THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:

         1. Amendment to Article 1. Article 1 of the Credit Agreement, Definitions, is hereby amended by deleting the existing definition of "Maturity Date" set forth therein and substituting the following therefor:

                  "Maturity Date" shall mean the earlier to occur of (a) October 31, 1996 or (b) such earlier date as payment of the Loans shall be due (whether by acceleration or otherwise)."

         2. No Other Amendment or Waiver. Notwithstanding the agreement of the Administrative Agent and the Lenders to the terms and provisions of this Amendment, the Borrower acknowledges and expressly agrees that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification of the Credit Agreement or a course of dealing at variance with the terms of the Credit Agreement (other than as expressly set forth above) so as to require further notice by the Administrative Agent or the Lenders, or any of them, of its or their intent to require strict adherence to the terms of the Credit Agreement in the future. All of the terms, conditions, provisions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect except as expressly modified by this Amendment.

         3. Representations and Warranties. The Borrower hereby represents and warrants in favor of the Administrative Agent and each Lender, as follows:

                  (i) Each representation and warranty set forth in Article 4 of the Credit Agreement is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Credit Agreement, as amended hereby, and to the extent relating specifically to the Agreement Date or otherwise inapplicable;

                  (ii) The Borrower has the corporate power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                  (iii) This Amendment has been duly authorized, validly executed and delivered by Authorized Signatories, and constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower); and

                  (iv) The execution and delivery of this Amendment and the Borrower's performance hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, nor be in contravention of or in conflict with the certificate of incorporation or the by-laws of the Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking to which the Borrower is party or by which the Borrower's assets or properties are or may become bound.

         4. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the following:

                  (i) the truth and accuracy of the representations and warranties contained in Section 3 hereof;

                  (ii) receipt by each of the Lenders of an amendment fee in the amount of $25,000, which fee shall be fully earned when due and non-refundable when paid; and

                  (iii) receipt by the Administrative Agent of such documents as the Administrative Agent shall reasonably request.

         5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument.

         6. Loan Documents. Each reference in the Credit Agreement or any other Loan Document to the term "Credit Agreement" shall hereafter mean and refer to the Credit Agreement as amended hereby or as the same may hereafter be amended.

         7. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to any conflict of laws principles.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto cause their respective duly authorized officers or representatives to execute, deliver and, in the case of the Borrower, seal this Amendment as of the day and year first above written, to be effective as of the day and year first above written.


BORROWER:                            LENFEST AUSTRALIA, INC., a Delaware
                                     corporation


                                     By:  /s/  Harry F. Brooks
                                         ------------------------------------
                                              Harry F. Brooks
[CORPORATE SEAL]                              Its:  Executive Vice President


                                     Attest:  /s/  Robert W. Mohollen
                                            ---------------------------------
                                              Its:  Assistant Secretary
                                                   --------------------------



ADMINISTRATIVE AGENT:                TORONTO DOMINION (TEXAS), INC.


                                     By:
                                         ------------------------------------
                                              Its:
                                                   --------------------------



LENDERS:                             THE TORONTO-DOMINION BANK

                                     By:
                                         ------------------------------------
                                              Its:
                                                   --------------------------



                                     NATIONS BANK OF TEXAS, N.A.
                                     By:
                                         ------------------------------------
                                              Its:
                                                   --------------------------

         IN WITNESS WHEREOF, the parties hereto cause their respective duly authorized officers or representatives to execute, deliver and, in the case of the Borrower, seal this Amendment as of the day and year first above written, to be effective as of the day and year first above written.


BORROWER:                                   LENFEST AUSTRALIA, INC., a Delaware
                                     corporation

[CORPORATE SEAL]                     By:
                                         ------------------------------------
                                              Its:
                                                   --------------------------


                                     Attest:
                                         ------------------------------------
                                              Its:
                                                  ---------------------------


ADMINISTRATIVE AGENT:                TORONTO DOMINION (TEXAS), INC.
                                     By:  /s/  Sophia D. Sgarbi
                                        -------------------------------------
                                              Its:   Vice President


LENDERS:                             THE TORONTO-DOMINION BANK

                                     By:  /s/  Sophia D. Sgarbi
                                         ---------------------------------------
                                              Its: Manager Syndications & Credit
                                                  ------------------------------
                                                    Administration
                                                  ------------------------------


                                     NATIONS BANK OF TEXAS, N.A.


                                     By:
                                         ------------------------------------
                                              Its:
                                                   --------------------------

         IN WITNESS WHEREOF, the parties hereto cause their respective duly authorized officers or representatives to execute, deliver and, in the case of the Borrower, seal this Amendment as of the day and year first above written, to be effective as of the day and year first above written.


BORROWER:                            LENFEST AUSTRALIA,.INC., a Delaware
                                     corporation

[CORPORATE SEAL]                     By:
                                         ------------------------------------
                                              Its:
                                                   --------------------------

                                     Attest:
                                            ---------------------------------
                                              Its:
                                                   --------------------------


ADMINISTRATIVE AGENT:                TORONTO DOMINION (TEXAS), INC.

                                     By:
                                         ------------------------------------
                                              Its:
                                                   --------------------------


LENDERS:                             THE TORONTO-DOMINION BANK

                                     By:
                                         ------------------------------------
                                              Its:
                                                   --------------------------


                                     NATIONS BANK OF TEXAS, N.A.

                                     By:  /s/ Michele Huff
                                         ------------------------------------
                                              Its:   Vice President
                                                   --------------------------